UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

September 1, 2004

Date of Report (Date of earliest event reported)

Lincoln National Corporation

(Exact name of registrant as specified in its charter)

Indiana	1-6028	35-1140070

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1500 Market Street, West Tower, Suite 3900, Philadelphia, Pennsylvania 19102-2112

(Address of principal executive offices) (Zip Code)

(215) 448-1400

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12(b)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.04. Triggering Events that Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
Indenture
Debentures
Debentures
Press Release

Item 2.04. Triggering Events that Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

     (a) Direct Financial Obligations.

     The information called for by this item is incorporated by reference from Lincoln National Corporation’s (LNC) press release dated September 1, 2004 which is attached as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

     (c) Exhibits.

Exhibit
Number	Description
4.1	Indenture dated as of September 15, 1994 between LNC and The Bank of New York, as trustee

4.2	LNC’s 9 1/8% Debentures due October 1, 2024 in a principal amount of $150,000,000

4.3	LNC’s 9 1/8% Debentures due October 1, 2024 in a principal amount of $50,000,000

99.1	LNC’s press release dated September 1, 2004

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LINCOLN NATIONAL CORPORATION

By	/S/ RICHARD C. VAUGHAN

Name:	Richard C. Vaughan
Title:	Executive Vice President and Chief Financial Officer

Date: September 1, 2004

EXHIBIT INDEX

Exhibit
Number	Description
4.1	Indenture dated as of September 15, 1994 between LNC and The Bank of New York, as trustee

4.2	LNC’s 9 1/8% Debentures due October 1, 2024 in a principal amount of $150,000,000

4.3	LNC’s 9 1/8% Debentures due October 1, 2024 in a principal amount of $50,000,000

99.1	LNC’s press release dated September 1, 2004